INCOME TAXES (Details 2) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Reconciliation between total income tax expense and the amount computed by applying the PRC EIT statutory rate to income before income taxes
PRC EIT statutory rate (as a percent)	25.00%	25.00%	25.00%
Expected income tax expenses at PRC EIT statutory rate of 25%	$ 5,594	$ 656	$ 1,819
Effect of preferential tax rate and tax holiday	(601)	745	(760)
Effect on tax rates in different tax jurisdictions	6	(228)	(1,052)
Tax effect of expenses that are not deductible in determining taxable profit	806	226	809
Changes in valuation allowance	1,677	(523)	1,668
Total income tax expenses	7,482	876	2,484
Tax holidays
Increase (decrease) in income tax expense	$ 601	$ (745)	$ 760
(Reduction) Increase in net income per share-basic (in dollars per share)	$ 0.00	$ 0.01	$ (0.01)
(Reduction) Increase in net income per share-diluted (in dollars per share)	$ 0.00	$ 0.01	$ (0.01)